SCHEDULE 14A INFORMATION

           Proxy  Statement  Pursuant  to  Section  14(a)  of  the  Securities
                 Exchange  Act  of  1934  (Amendment  No.     )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement         [  ]  Confidential,  for  Use of the
                                            Commission  Only  (as  permitted  by
                                            Rule  14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                             MacDermid,  Incorporated

                   (Name  of  Registrant  as  Specified  In  Its  Charter)


(Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X] No fee required per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:


[  ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:

                                 MACDERMID
                                Incorporated
                             245  Freight  Street
                         Waterbury,  CT.  06702-0671

                    NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
                            TO  BE  HELD  May  1,  2002

     The Annual Meeting of Shareholders of MacDermid, Incorporated ("MacDermid") will be held at the Mattatuck Museum, 144 West Main Street, Waterbury, CT. on Wednesday, May 1, 2002 at 2:00 P.M. EDT, for the following purposes:

     1. To elect six (6) directors to hold office until the next annual meeting or until their successors are elected and qualified; and

     2. To consider and act upon proposed amendments to the MacDermid, Incorporated 2001 Key Executive Performance Equity Plan.

     3. To consider and act upon the ratification of the appointment of KPMG L.L.P. as independent accountants for 2002; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 4, 2002 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the annual meeting, please promptly vote, date and sign the enclosed proxy and return it in the enclosed postage-paid envelope at your earliest convenience prior to the meeting.

     Your proxy vote is very important. Prompt return of all your proxies will minimize proxy solicitation expense, assure a quorum and avoid confusion and delay at the meeting.


                                By  Order  of  the  Board  of  Directors,

Waterbury,  Connecticut            John  L.  Cordani
March  22,  2002                    Corporate  Secretary

(IN ORDER TO AVOID UNNECESSARY EXPENSE), we urge you to indicate voting instructions on the enclosed proxy and date, sign and return it promptly PRIOR to the meeting in the envelope provided, no matter how large or small your holdings may be.

                                    MACDERMID
                                Incorporated
                              245  Freight  Street
                      Waterbury,  Connecticut  06702-0671
                                 PROXY STATEMENT
                                     GENERAL

     The accompanying proxy is being solicited by the Board of Directors of MacDermid, Incorporated ("MacDermid") for use at the annual meeting of Shareholders of MacDermid and at any and all adjournments thereof (the "Meeting") to be held, pursuant to the accompanying Notice of Annual Meeting of Shareholders, at the Mattatuck Museum, 144 West Main Street, Waterbury, CT. on Wednesday, May 1, 2002 at 2:00 P.M., EDT.

     Each holder of MacDermid's common stock (the "Common Stock") is entitled to one vote per share on each matter to be brought before the Meeting. Valid proxies will be voted as specified thereon at the Meeting. Any shareholder giving a proxy in the accompanying form (a "Proxy") retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by (1) delivering written notice of such revocation to John L. Cordani, Corporate Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671; (2) delivering to the Corporate Secretary a duly executed Proxy or other proxy form bearing a date subsequent to the date on the given Proxy; or (3) appearing at the Meeting and requesting to vote his or her shares in person. Any shareholder who attends the Meeting in person will not be deemed thereby to revoke the Proxy unless such shareholder affirmatively indicates at the Meeting his intention to vote the shares in person.

     Unless a shareholder provides contrary instructions on a Proxy, all shares represented by the Proxy (if not revoked before such shares are voted) will be voted for the election of the nominees for directors named below, and by the persons granted the proxies in their discretion on any other business properly to come before the Meeting.

     MacDermid has retained D.F. King & Co., Inc. of New York, New York ("King") to assist with the solicitation of Proxies and the mailing and distribution of proxy material. The anticipated cost of King's services is approximately $4,000, plus reimbursement of expenses. MacDermid will bear the cost of the solicitation of Proxies, which may include the reasonable expenses of brokerage firms and others for forwarding Proxies and proxy material to the beneficial owners of Common Stock of MacDermid. In addition to the use of the mails, Proxies may be solicited by King and by regular employees of MacDermid personally or by telephone or telegram. Votes will be counted by employees of The Bank of New York of New York, New York the Corporation's transfer agent. MacDermid currently anticipates that John L. Cordani, the Corporate Secretary of MacDermid, will be the Inspector of Election who will certify the votes at the meeting of shareholders.

     Only holders of Common Stock of record at the close of business on March 4, 2002 are entitled to notice of and to vote at the Meeting. On that date there were 32,251,303 shares of Common Stock outstanding and entitled to be voted. Holders of a majority of such outstanding shares, present in person or represented by proxy, will be necessary to constitute a quorum at the Meeting. If a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting will be necessary for the election of each nominee for director and for the approval of the other items proposed. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted in determining the shares represented at the Meeting with respect to each proposal presented to shareholders, but broker non-votes are not counted for such purpose.

     Any shares held for the account of a shareholder who participates in the MacDermid Dividend Reinvestment Plan will be voted automatically with the shareholder's other shares of Common Stock as directed by the shareholder on the enclosed Proxy.

     The approximate date on which this Proxy Statement and the accompanying Proxy are first sent to shareholders is March 22, 2002. MacDermid's Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2001, accompanies these proxy materials to each shareholder.


 EVERY  SHAREHOLDER'S  VOTE  IS  IMPORTANT
Please complete, sign and return your proxy card in the enclosed envelope.

                                   ITEM  1

                            ELECTION  OF  DIRECTORS


     The Board of Directors, pursuant to the By-Laws, as amended, has fixed at six (6) the number of directors to be elected at the Meeting. Shares represented by Proxies will be voted for the election of the nominees for Director listed below, unless otherwise indicated. Each Director of MacDermid shall serve until the next annual meeting or until his successor has been elected and qualified. All nominees are currently Directors of MacDermid.

     Management has no reason to believe that any nominee named below will be unable to serve as a Director. If at the time of the Meeting a nominee should be unable to stand for election, it is the intention of the persons granted the Proxies to vote in their discretion for such person as may be designated as a nominee by the Board of Directors of MacDermid.

The  following  information  has  been  provided  by  each  Director  nominee.



                           --NOMINEES FOR DIRECTOR --


DANIEL  H.  LEEVER  Mr.  Leever  joined  MacDermid  in
1982.  In  1989,  he  was  appointed  Senior  Vice
President and Chief Operating Officer. The following year, he was appointed President and Chief Executive Officer. In 1998, Mr. Leever was appointed Chairman of the Board and currently serves as Chairman and Chief Executive Officer.
Mr.  Leever  attended  undergraduate  school  at  Kansas
State University and the graduate school at the University of New Haven School of Business.

Principal occupation -Chairman of the Board and Chief Executive Officer of MacDermid

Director  since  1989

1,770,769  shares  -  5.5%  (1)

Member  of  the  Executive  and  Nominating  Committees

Age:  53


DONALD  G.  OGILVIE  -  Mr.  Ogilvie  has  been
Executive  Vice  President  of  the  American
Bankers  Association  since  1985.  From  1980  to
1985 he was a Vice President of Celanese Corporation and from 1977 to 1980 Associate Dean of Yale University's School of Organization and Management. Earlier, he held posts in the U.S. Department of Defense and in the Executive Office of the President as Associate Director of National Security and International Affairs in the Office of Management and Budget. Mr. Ogilvie has a B.A. degree from Yale University and an M.B.A. from Stanford University's School of Business.

Principal  occupation - Executive Vice President of American Bankers Association

Director  since  1986

18,057  shares  -  *(2)  (3)

Member  of  the  Audit  (Chairman),  Compensation,  Executive  and  Nominating
Committees.

Age:  59


JAMES C. SMITH Mr. Smith is Chairman of the Board and Chief Executive Officer of
Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut. From prior to 1987 until April 2000, Mr. Smith also served as President of Webster Financial Corporation and Webster Bank.
Mr. Smith is active in a number of organizations dedicated to enhancing the quality of life in the communities served by Webster. Mr. Smith has an AB degree from Dartmouth College.

Principal occupation - Chairman of the Board and Chief Executive Officer of Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut.

Director  since  1994

29,685  shares  -  *  (2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:  53


JOSEPH M. SILVESTRI Mr. Silvestri has been a Vice President of Citicorp Venture Capital Ltd. since 1995. He is a member of the boards of directors and compensation committees of Triumph
Group, Inc, a manufacturer and distributor of aircraft components, Euramax, a fabricator of aluminum and steel products and ISG Resources, a manufacturer of building products. Mr. Silvestri is also a director of Delco Remy, a manufacturer of automotive parts. Mr. Silvestri also serves on the Boards of Directors of a number of private corporations. Mr. Silvestri has a BS degree from Pennsylvania State University and an MBA degree from Columbia
Business  School.

Principal  occupation  -  Vice  President  of  Citicorp  Venture  Capital  Ltd.

Director  since  1999

164,424  shares  -  *  (2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:      40


T. QUINN SPITZER, JR. Mr. Spitzer is a partner in McHugh Consulting, a management consulting firm specializing in business strategy and complexity management. Mr. Spitzer has been an independent consultant since 1973. In 1978 he joined the consulting firm of Kepner-Tregoe, Inc. of Princeton, N.J. In 1990, he was appointed as President and Chief Executive Officer of Kepner-Tregoe, and in 1996 he also became Chairman of the Board of Kepner-Tregoe. In 1999 he established McHugh Consulting. Mr. Spitzer received his undergraduate education from the University of Virginia and his graduate education from the University of Georgia. He serves on the Boards of Directors of a number of organizations, including the National Alliance of Business.

Principal  Occupation  -  Partner,  McHugh  Consulting
Director  since  2000
14,773  shares  -  *(2)  (3)

Member  of  the  Audit,  Compensation  (Chairman),  Executive  and  Nominating
Committees

Age:  53


ROBERT  L.  ECKLIN   Mr.  Ecklin  is  Executive  Vice  President-
Optical Communications for Corning Incorporated. He has held this position since January 2001 and has been Executive
Vice  President  for  Corning  since  January,1999.  He  joined
Corning in 1961 in the Engineering Division and has held a number of manufacturing and operations positions at Corning.
He was formerly plant manager of two Corning facilities and was named Vice President in 1982. In 1990, Mr. Ecklin was appointed Senior Vice President and General Manager, Industrial
Products. Mr. Ecklin serves on several boards including Pittsburgh Corning, Pittsburgh Corning Europe as well as several service organizations, including the Alliance For Manufacturing and Technology for the Southern Tier, the Committee of 50, Alfred
Technology  Resources,  National  Alliance  of  Business  and  the
State University of New York, Research Board. Mr. Ecklin holds a bachelor's degree in architectural engineering and has completed the Executive Management Program at Dartmouth University.

Principal  occupation  -  Executive  Vice  President  of
Corning,  Incorporated

Director  since  2001

6,279  shares  -  *(2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:  63


*  Indicates  less  than  1%  of  the  outstanding  shares  of  Common  Stock.

                         Notes to Election of Directors

     (1) Includes 147,316 shares held by MacDermid's Profit Sharing and Employee Stock Ownership plans (reported as of December 31, 2001), 462,065 shares which may be acquired upon exercise of options granted under the Special Stock Purchase Plan and 500,000 shares which may be acquired upon exercise of options granted under the MacDermid Incorporated Stock Option Plan dated July 6, 1998 and 170,000 shares which may be acquired upon the exercise of options granted under the 2001 Key Executive Performance Equity Plan. Also includes 10,020 shares which are subject to restrictions on transfer until May 14, 2002 under the terms of the MacDermid 1995 Equity Incentive Plan. Includes 6,387 shares held in trust by Mr. Leever for his son and 3,128 shares owned by his spouse, as to all of which Mr. Leever disclaims beneficial interest. Also includes 67,989 shares held by a certain trust established by Mr. Harold Leever, for which Mr. Daniel Leever is co-trustee and 92,055 shares held by the Leever Foundation, Inc., over which Mr. Leever holds voting power. Options to purchase 160,000 shares of MacDermid common stock pursuant to the terms of the 2001 Key Executive Performance Equity Plan were granted to Mr. Leever on February 26, 2002 but are not included in the foregoing total.

     (2)  Owner  has  sole  voting  power.

     (3) Includes director's premium options granted under the MacDermid, Incorporated Stock Option Plan of 2,295; 2,295; 3,501; 1,527 and 0 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively and options granted under the 2001 Key Executive Performance Equity Plan to purchase 5,779; 5,779; 7,789; 6,003; and 5,779 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee has furnished the following report on executive compensation in the fiscal year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

     The Compensation Committee is primarily responsible for MacDermid's overall executive compensation policy of compensating MacDermid's officers competitively with those of comparable companies, rewarding exceptional performance where appropriate and providing incentive for future performance through cash incentive payments and equity incentives. In the fiscal year ended December 31, 2001, MacDermid's executive compensation generally had three basic components: annual base salary, short-term cash incentive bonus and equity incentives (long term compensation).

     In establishing levels of annual salary, incentive bonus and equity incentives, the Committee generally considers, in order of emphasis, the following factors: (i) MacDermid's performance, or in certain cases group performance, relative to Committee expectations, (ii) the performance and achievements of MacDermid's executives, individually, and collectively, (iii) the responsibilities of each executive, (iv) the compensation practices of peer companies, and (v) the level of cash compensation and equity incentives required to attract and hold qualified executives.

     MacDermid uses a comparative group of specialty chemical companies, (the "Comparator Group") to serve as a factor for determining the appropriate cash and equity incentive components of the program. The companies in the Comparator Group are selected based upon their similarity to MacDermid, relative complexity, and scope. Earnings trends, return on equity and other performance measures are compared. The size and composition of the Comparator Group may change from year to year. The Comparator Group differed from the group of companies included in the Media General Specialty Chemical stock index used in the Comparative Stock Performance graph on page 19. The Media General Specialty Chemical stock index, which consists of approximately 70 companies, is too unwieldy to use for compensation purposes because of the large number of companies and their disparate compensation practices. The Comparator Group is not used in the performance graph principally because of the need to maintain consistency in the indices or peer groups used in the graph.

     Before considering the compensation factors discussed above, the Committee targets annual base compensation at a level which, together with incentive bonuses, would provide cash compensation to individual executives at below median market compensation levels for poor corporate or unit performance, at median market compensation levels for good performance, and above median market compensation levels for excellent performance.

     Executives, other than the Chief Executive Officer, were eligible to receive incentive bonuses pursuant to MacDermid's Short-Term Executive Incentive Compensation Plan, the purpose of which is to motivate executives to use their best efforts to enhance shareholder value through improvements in MacDermid's financial performance. The Committee uses a formula in determining the amount of the executive incentive bonus. The formula utilizes one or more of the following three factors: (i) the increase in earnings per share (the "EPS Change"), (ii) the return on sales ("ROS") and/or (iii) the return on equity ("ROE"). The factors may be measured on corporate or group performance. The amount of incentive bonus that is actually paid to corporate executive officers is subject to adjustment by the Committee based upon individual performance.

     During the fiscal year ended December 31, 2001, MacDermid's executives were eligible to receive equity incentives (Stock Options or Restricted Stock Awards) under the MacDermid Special Stock Purchase Plan (the "Special Stock Purchase Plan"), the MacDermid, Incorporated 1995 Equity Incentive Plan (the "Equity Incentive Plan"), the MacDermid Stock Option Plan dated July 6, 1998 (the "Stock Option Plan"), and under the 2001 Key Executive Performance Equity Plan (the "Performance Equity Plan")(the Special Stock Purchase Plan, Equity Incentive Plan, Stock Option Plan, and the Performance Equity Plan, collectively referred to as the "Plans").

     The Committee administers the Plans, and awards equity incentives to executives and other employees of MacDermid. The purpose of awarding equity incentives under the Plans is to enable MacDermid to attract, retain and motivate its employees to exert their best efforts to enhance shareholder value by giving them the ability to participate in the long-term growth of MacDermid. The Committee generally considers the same factors in establishing the amounts of equity awards for MacDermid's executive officers as those listed above. The amounts of the awards are based upon the relative position of each executive officer within MacDermid and individual performance independent of the terms and amount of awards previously granted.

"Stock  Option  Plan"  -  No  Options  Awarded  this  F.Y.
---------------------
     Stock options awarded under the Stock Option Plan are in the form of options to purchase a specified number of shares of MacDermid common stock at an exercise price which is set at a premium over the market price on the date of grant. The actual premium is set by the Compensation Committee. The period for exercising an option will begin four years after the date of grant and will end ten years after the date of grant. Vesting requirements, if any, are established by the Committee. Unless determined otherwise by the Compensation Committee, the exercise period will automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason. During the fiscal year no options were granted under the Stock Option Plan.

"Special  Stock  Purchase  Plan"  -  No  Options  Awarded  this  F.Y.
--------------------------------
     Stock Options awarded under the Special Stock Purchase Plan are in the form of options to purchase a specified number of restricted shares of MacDermid Common Stock at an exercise price at least 66.6% of the market price of the Common Stock on the date of award. The options are generally exercisable only during the four-year period beginning on the date of award. However, at the 1996 Annual Meeting, the shareholders approved amendments to the Special Stock Purchase Plan which may extend the foregoing exercise period under certain conditions. The shares of Common Stock acquired upon any exercise are treated as restricted stock for a period of four years commencing on the date of exercise. Such shares may not be sold during such period (other than to MacDermid at the exercise price) and must be resold to MacDermid at the exercise price if the participant's employment with MacDermid is terminated during such period, except in the case of death, retirement, permanent disability or involuntary termination without cause. Such restrictions may, however, be waived by the Committee in its discretion from time to time. No options were granted under the Special Stock Purchase Plan during the fiscal year.

"Equity  Incentive  Plan"  -  130,000  Restricted  Shares  Awarded  this  F.Y.
-------------------------
     Restricted stock awards issued under the Equity Incentive Plan generally consist of restricted stock having a fair market value equal to twenty (20) percent of the participant's annual bonus amount made in lieu of the allocable bonus amount plus a matching portion equal to a multiple of the shares awarded in lieu of the allocable bonus amount. Restricted grants may also be made to participants who do not participate in MacDermid's annual bonus. The restricted stock awards may not be sold or transferred for a period of time. The restricted stock is forfeited to MacDermid if the participant's employment with MacDermid is terminated during the restricted period, except in the case of death, permanent disability, involuntary termination without cause or retirement. Such restrictions may, however, be waived by the Committee in its discretion from time to time. During the fiscal year the Compensation Committee awarded 130,000 shares of restricted stock to John P. Malfettone, subject to his appointment and acceptance of the office of Chief Financial Officer of MacDermid. These restricted shares were granted to Mr. Malfettone partially as compensation for equity incentives he forfeited upon leaving his former employer to accept a position at MacDermid.

"Performance  Equity  Plan"  -282,000 Options Awarded to Executive Officers this
---------------------------
F.Y.
     Options to purchase MacDermid common shares pursuant to the terms of the Performance Equity Plan are issued at fair market value at the time of the grant, adjusted annually based upon comparative performance with the S&P Specialty Chemicals Index. The options generally vest at the end of a four (4) year period. The number of options which vest may be increased or decreased based upon MacDermid's cumulative owner earnings during the four year vesting period in relation to targets set by the Committee at the time of the award. The exercise period generally begins upon vesting and ends 10 years from the date of grant or 90 days after termination of the participant's employment for any reason, whichever occurs sooner. During the fiscal year the Committee awarded options to purchase 170,000; 50,000; 31,000; and 31,000 shares of MacDermid common stock to Messrs. Leever, Boehner, Largan and Bolingbroke respectively.

     The Committee believes that the Plans allow executive officers to participate in the enhancement of shareholder value.


                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for Daniel H. Leever, MacDermid's Chairman and Chief Executive Officer, was determined in accordance with the terms of the MacDermid, Incorporated Executive Compensation Plan, the material terms of which were approved by the Company's shareholders at the 1998 Annual Meeting. Under the terms of the plan, no base salary is paid to Mr. Leever. The amount of performance based short-term annual compensation which was paid to Mr. Leever during this fiscal year was based directly and solely upon the following factors: (i) earnings per share, and (ii) the two-year average of earnings per share growth. Compensation under the plan was equal to the sum of two components. The first component was determined by multiplying a base amount of $5,144 by the number of cents per share the Company has earned for the fiscal year up to $1.00. The second component was determined by multiplying the same base amount by the number of cents per share earned by the Company during the fiscal year above $1.00, further multiplied by a factor of from 0 to 2.5, which factor is determined based upon the two year average of earnings per share growth. In determining earnings, the Committee uses its discretion in including or excluding one time or extraordinary gains or losses. For this fiscal year, the two year average growth in earnings per share was zero and the resulting factor was zero. Mr. Leever's annual performance based compensation was determined and paid solely in accordance with the terms of the plan as noted above.

     Mr. Leever received options to purchase 170,000 shares of MacDermid common stock pursuant to the terms of the Performance Equity Plan during this fiscal year.

     The Company is subject to Internal Revenue Code Section 162(m), which could limit the deductibility of certain compensation payments to its executive officers. The Company intends to comply with the requirements of Section 162(m); however, it also weighs the burdens of such compliance against the benefits to be obtained by the Company and pays compensation that is not fully deductible if it determines that such payments are in the Company's best interests. During this fiscal year, all compensation paid to the Company's executive officers was fully deductible by the Company.

     Respectfully  submitted  by,


                           THE COMPENSATION COMMITTEE
                              T.  Quinn  Spitzer,  Jr.  (Chairman)
                              Donald  G.  Ogilvie
                              James  C.  Smith
                              Joseph  M  Silvestri
                              Robert  L.  Ecklin


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In this fiscal year, no executive officer of the Company served on the compensation committee or as a director of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors.

                           SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes annual, long-term and other compensation paid by MacDermid for each of its two previous fiscal years ended March 31, 2001 and its 9 month fiscal year ended December 31, 2001 to MacDermid's Chief Executive Officer and its other officers.



                                       Annual   Compensation                  Long-Term
                                                                         Compensation  Awards
                                      -----------------------  -----------------------------------------
                                                                              Securities
                                                    Other       Restricted    Underlying        All
Name and                     Salary    Bonus       Annual          Stock       Options/        Other
Principal                                       Compensation      Awards         SARs      Compensation
Position            Year      ($)       ($)          ($)            ($)        (#)   (1)     ($)   (2)
--------------------------------------------------------------------------------------------------------

Daniel H. Leever  Dec.2001         -   293,222              -              -     170,000      1,141,497
Chairman, President   2001         -   541,500              -              -           -      3,195,446
and Chief Executive   2000         -   427,500              -              -           -      6,753,317
Officer

Stephen Largan    Dec.2001   162,500    75,000              -              -      31,000          9,188
Vice President        2001   148,340    30,000              -              -      10,000          4,025
                      2000   139,706    30,000              -              -      40,000          1,849

Gregory M.        Dec.2001   105,000         -              -              -      31,000         51,350
Bolingbroke           2001   122,167    30,000              -              -      10,000        100,008
Vice President,       2000   102,500    30,000              -              -      10,000          4,902
Treasurer and
Controller

Richard Boehner   Dec.2001    83,308         -              -              -      50,000              -
Vice President        2001         -         -              -              -           -              -
                      2000         -         -              -              -           -              -

     (1)  Awarded  in  fiscal year indicated. Awards listed include options to purchase 170,000; 50,000;
31,000;  and 31,000 shares of MacDermid Common Stock for Messrs. Leever, Boehner, Largan and Bolingbroke
respectively,  which  options  were  granted  pursuant  to  the  Performance  Equity  Plan.

     (2)       Amounts  shown  for  this  fiscal  year  include  deemed  compensation,  which arose from restrictions  lapsing  on  certain  optioned  shares  exercised  in  previous  years under the MacDermid
Incorporated  Special  Stock  Purchase  Plan,  in the amount of $1,121,924 in respect of Mr. Leever; and
$40,325  in  respect  of  Mr. Bolingbroke.  Amounts listed for this fiscal year also include payments by
MacDermid  of  premiums for split dollar life insurance in the amount of $3,823 on behalf of Mr. Leever;
and  Company  contributions  to  the  E.S.O.P. in the amounts of $5,250; $3,675; and $3,063 on behalf of
Messrs.  Leever,  Bolingbroke,  and  Largan  respectively.  The  above-named  executive officers did not receive  contributions  to  the  Profit  Sharing  Plan  for  this  fiscal  year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the aggregate number of unexercised options held by the Chief Executive Officer and the named officers as of December 31, 2001.



                                                                                Value of
                                                       Number of Securities    Unexercised
                                                            Underlying         In-the-money
                         Shares Acquired                   Unexercised         Options at
                           on Exercise        Value    Options at FY-          FY-end ($)
                        During Fiscal 2001  Realized   end (#) Exercisable/   Exercisable/
Name                            #             $ (1)      Unexercisable       Unexercisable
--------------------------------------------------------------------------------------------

Daniel H. Leever                         0          -       962,065/170,000  $  5,672,301/0
Stephen Largan                           0          -         50,000/31,000             0/0
Gregory M. Bolingbroke                   0          -         17,500/10,000             0/0
Richard Boehner                          0          -             0/ 50,000             0/0


(1)     Value  is  reported as the spread between the exercise price and the market price on
December  31,  2001  of  $16.90  per  share.

                        OPTION GRANTS IN LAST FISCAL YEAR


     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2001 by the Company to each of the named executive officers:


                                Percent of
                   Number of       Total                                   Potential  Realizable
                    Shares        Options                                    Value at  Assumed
                  Underlying      Granted                                  Rates of  Stock Price
                    Options       to all       Exercise                      Appreciation  For
                    Granted      employees      Price     Expiration          Option Term  (2)
Name                (#) (1)    in F.Y. 2001   ($/Share)      Date              5%          10% $
------------------------------------------------------------------------------------------------

Daniel H. Leever     170,000           16.0%  $    16.66      8/6/11     1,778,260    4,513,500

Stephen Largan        31,000            2.9%  $    16.66      8/6/11       324,260      823,050

Gregory M.
Bolingbroke           31,000            2.9%  $    16.66      8/6/11       324,260      823,050

Richard Boehner       50,000            4.7%  $    16.66      8/6/11       523,000    1,327,500


(1)     Represents  options  granted  under the Performance Equity Plan.  Under the terms of the
Performance Equity Plan the exercise price of the options is adjusted based upon the comparitive change  of  the  S&P  Specialty  Chemicals  Index.

(2)     Calculated  based  upon  the average closing price of MacDermid common stock on the five trading  days  preceding  the  date  of  grant.





                             EMPLOYEES PENSION PLAN


     The MacDermid Employees Pension Plan (the "Pension Plan") is a qualified defined benefit plan. Pension payments may be made under the Pension Plan upon normal retirement commencing when an executive reaches age 60 based upon credited years of service up to a maximum of 30 years. Annual benefits are calculated on a single-life annuity basis and are subject to offsets for (i) amounts based on the value of the executive's interest in the Profit Sharing Plan as of March 31, 1976, if any, and (ii) 0.45% of the lesser of covered compensation or final average compensation, as defined by the Internal Revenue Code (the "Code") Section 401(1), multiplied by the years of service.

     Under the MacDermid, Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), executive officers are entitled to the difference between the benefits actually paid to them under the Pension Plan and the benefits which they would have received under the Pension Plan were it not for certain restrictions imposed under the Code relating to the amount of benefits payable under the Pension Plan and the amount of annual compensation which may be taken into account in determining benefits under the Pension Plan.

     Assuming that there are no changes in the Pension Plan and that participants historically have had earnings at least equal to the maximum Social Security wage base in each year of employment with MacDermid, the following table illustrates the estimated annual benefit payable for life under the Pension Plan and the Supplemental Plan to an employee retiring at age 60 on December 31, 2001 with maximum service under the Plan of up to 30 years. These benefits do not reflect a Social Security supplement which is payable under the Pension Plan until the employee reaches age 65.


              ESTIMATED ANNUAL PENSION PAYABLE AT NORMAL RETIREMENT
                       BASED ON YEARS OF SERVICE INDICATED



Final average earnings    10 yrs    15yrs   20 yrs    25yrs    30yrs
--------------------------------------------------------------------
150,000                  20,265   30,398   40,531   50,664   60,796
200,000                  27,765   41,648   55,531   69,414   83,296
250,000                  35,265   52,898   70,531   88,184  105,798
300,000                  42,765   64,148   85,531  106,914  128,296
350,000                  50,265   75,398  100,531  125,664  150,796
400,000                  57,765   86,648  115,531  144,414  173,296
450,000                  65,265   97,898  130,531  163,164  195,796
500,000                  72,765  109,148  145,531  181,914  218,296
600,000                  87,765  131,648  175,531  219,414  263,296
700,000                 102,765  154,148  205,531  258,914  308,296
800,000                 117,765  178,648  235,531  294,414  353,296
900,000                 132,765  199,148  265,531  331,914  398,296



     Covered compensation under the Pension Plan includes an employee's annual salary and bonus, which, for the Chief Executive Officer and four other named officers, is set forth in the Summary Compensation Table. Messrs. Leever, Largan, Bolingbroke, and Boehner have 22, 3, 9, and 1 years of credited service, respectively, under the Pension Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     In addition to retaining KPMG LLP to audit the consolidated financial statements for this fiscal year, the Company and its affiliates retained KPMG, as well as other accounting and consulting firms, to provide various consulting services in fiscal 2001, and expect to continue to do so in the future. The aggregate fees billed for professional services in this fiscal year for these various services were:

     Audit Fees: $205,625 for services rendered for the annual audit of the Company's consolidated financial statements for this fiscal year and the quarterly reviews of the financial statements included in the Company's Forms 10-Q;

     All Other Fees: $369,635 for tax services, including tax planning services and return preparation and for non-financial statement audit services, consisting primarily of due diligence procedures associated with mergers and acquisitions and ISO consulting services.

                              AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of the five directors named below. Each member of the Audit Committee is an independent director as defined by New York Stock Exchange rules. The Audit Committee has adopted a written charter which has been approved by the
Board  of  Directors,  and  which  is  set  forth  in  Appendix  A of this Proxy
                                                       -----------
Statement. The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP ("KPMG"), the Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). KPMG has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee also considered whether KPMG's provision of non-audit services to the Company and its affiliates is compatible with KPMG's independence.

     Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K this fiscal year and that KPMG be appointed independent auditors for the Company for the fiscal year ended December 31, 2002. The foregoing report is provided by the following independent directors, who constitute the Audit Committee:

     Joseph  Silvestri  (Chairman)
     Donald  Ogilvie
     James  Smith
     T.  Quinn  Spitzer
     Robert  L.  Ecklin

                          COMPARATIVE STOCK PERFORMANCE


     The following graph and chart compare, during the five-year period commencing December 31, 1996 (at the market close) and ending December 31, 2001, the annual change in the cumulative total return on MacDermid's Common Stock with the Standard and Poors 500 and the Media General Specialty Chemicals Stock indices, assuming the investment of $100 on December 31, 1996 (at the market close) and the reinvestment of any dividends.


                        FIVE YEAR CUMULATIVE TOTAL RETURN


                                   (Graph)



          Past share performance should not be viewed as necessarily indicative of future performance.



Graph Dollar Values  1996  1997  1998  1999  2000  2001
-------------------------------------------------------

MacDermid, Inc.       100   310   430   452   209   188
Standard & Poors 500  100   133   171   208   188   166
Specialty Chemicals   100   118   104   100    99   107



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

       The following table sets forth information as of December 31, 2001, (unless otherwise noted) with respect to ownership of common stock by any person known by MacDermid to be a beneficial owner of more than 5% of its common stock, by MacDermid's C.E.O. and four other most highly compensated executive officers and by all Directors and officers of MacDermid as a group. Unless otherwise noted, each person has sole voting and disposition power with respect to such person's shares. The total shares of common stock beneficially owned by the officers includes the right to acquire ownership through exercisable stock options.



                                         Number of Shares
                                           Beneficially      Percent
                                               Owned        of Class
FIVE PERCENT BENEFICIAL OWNERS
---------------------------------------------------------------------
Citigroup, Inc.                                 4,446,461   13.8% (1)
399 Park Avenue
New York, New York 10043

MacDermid Employees Profit Sharing,             3,072,684    9.5% (2)
Pension and Stock Ownership Plans
MacDermid Equipment, Inc. 401(K) Plan
245 Freight Street
Waterbury, Connecticut  06702

Fleet Boston Financial Corporation              1,914,960    5.9% (3)
100 Federal Street
Boston, Massachusetts 02110

Ruthann Leever                                  1,704,826    5.3% (4)
366 Guilds Hollow Road
Bethlehem, CT. 06751

Vanguard/Primecap Fund, Inc.                    1,701,000    5.3% (5)
P.O. Box 2600
Valley Forge, PA 19482

Daniel H. Leever                                1,770,769    5.5% (6)
c/o MacDermid, Incorporated
245 Freight Street
Waterbury, CT 06702

NAMED EXECUTIVE OFFICERS
---------------------------------------------------------------------
Daniel H. Leever                            1,770,769  (6)       5.5%
Stephen Largan                                 86,618  (7)         *
Gregory M. Bolingbroke                         75,119  (7)         *
Richard L. Boehner                             50,000  (7)         *
All Directors, Director Nominees            1,984,562  (7)       6.1%
    and Officers as a group (8 persons)



*Less  than  1%  of  shares  outstanding

     (1) The information for Citigroup is taken from its Schedule 13D dated March 4, 2002. Total includes 3,411,796 shares beneficially owned by Citicorp Venture Capital Ltd. ("CVC") and 1,034,665 shares held by affiliates of CVC, to which CVC disclaims beneficial ownership.

     (2) 2,662,699 shares in the MacDermid Employees Profit Sharing and Employee Stock Ownership Plans and 16,730 shares in the MacDermid Equipment Company 401(K) Plan are beneficially owned by the trustee of the plans, First Union National Bank, and 393,255 shares in the MacDermid, Incorporated Employees Pension Plan are beneficially owned by the trustee of the plan, First Union National Bank. Under the terms of the Profit Sharing Plan and the ESOP, participants have the right to vote the shares credited to their accounts; however, the trustee may, in its discretion, vote any shares (including unallocated shares) not voted by the participants. The trustee of the Pension
Plan  may  vote  all  the  MacDermid  shares  beneficially  owned  thereunder.

     (3) The information for Fleet Boston Financial Corporation ("Fleet") is taken from its Schedule 13G dated February 14, 2002. Fleet has sole voting power with respect to 1,653,671 shares, sole dispositive power with respect to 1 ,059,082 shares and shared dispositive power with respect to 845,830 shares.

     (4) Includes 1,047,853 shares held in trust for which Ms. Leever and Fleet are co-trustees; 264,310 shares held by Ms. Leever as executrix of the estate of Harold Leever; 92,055 shares held by the Leever Foundation, for which Ms. Leever is a director holding voting power; and 35,519 shares held in the MacDermid Profit Sharing and Employee Stock Ownership Plans, for which Ms. Leever disclaims beneficial ownership.

     (5)  The  information  for  Vanguard  Primecap Fund, Inc. is taken from its
Schedule  13G  dated  February  11,  2000.

     (6) Additional explanation of the shares beneficially owned by Mr. Leever is provided in the footnotes under Election of Directors.

     (7) Includes 1,618; 12,671; and 0 shares which are held by Messrs. Largan, Bolingbroke, and Boehner, respectively, in the MacDermid Profit Sharing and Employee Stock Ownership Plans (reported as of December 31, 2001) as well as 5,029 shares held by Mr. Bolingbroke which are subject to restrictions on transfer under the terms of the MacDermid, Incorporated 1995 Equity Incentive Plan; options to purchase 50,000; and 27,200 shares of MacDermid common stock granted to Messrs. Largan and Bolingbroke respectively,under the Stock Option Plan; and options to purchase 31,000; 31,000 and 50,000 shares of MacDermid common stock granted to Messrs. Largan, Bolingbroke and Boehner respectively, under the Equity Performance Plan.


                       INTERESTS OF MANAGEMENT AND OTHERS
                IN CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS

     During this fiscal year, the Company engaged the services of Carmody & Torrance, a law firm in which Mr. John L. Cordani, MacDermid's Secretary, is a partner. The Company paid $746,932 for legal services rendered by Carmody & Torrance during the fiscal year.

                       ADDITIONAL INFORMATION RELATING TO
                      THE BOARD OF DIRECTORS AND COMMITTEES


     The Board of Directors held four (4) regular meetings during this fiscal year. Each of the current members of the Board of Directors attended all of the meetings of the Board and the committees of which they were members. The Board has Audit, Compensation, Executive and Nominating Committees.

     The Audit Committee recommends independent auditors, reviews the scope of the audit examination and the independence of the auditors, reviews and approves non-audit services provided by the auditors, reviews findings and recommendations of the auditors and management's response thereto and reviews MacDermid's internal audit function. The Committee met two (2) times during this fiscal year. Members of the Committee during this fiscal year were Donald
G. Ogilvie, James C. Smith, Joseph M. Silvestri (Chairman), T. Quinn Spitzer, Jr., and Robert L. Ecklin.

     The Compensation Committee reviews and makes recommendations to the Board with respect to officer compensation and it administers the Special Stock Purchase Plan, the Stock Option Plan, the Equity Incentive Plan and the Performance Equity Plan, determining the persons to whom stock options and restricted shares are to be granted, the number of options or restricted shares to be granted, the conditions of the grant, and the manner in which the exercise price shall be payable. The Committee, which met three (3) times during this fiscal year, included T. Quinn Spitzer, Jr. (Chairman), Donald G. Ogilvie, James
C.  Smith,  Joseph  M.  Silvestri,  and  Robert  L.  Ecklin.

     The Executive Committee may exercise, subject to limitations prescribed by law, those powers assigned to it by the Board of Directors. The Committee, which did not meet during this fiscal year, includes all members of the Board of Directors.

     The Nominating Committee reviews and makes recommendations to the Board with regard to director nominees. Any shareholder wishing to recommend a nominee to the Board should do so in writing addressed to John L. Cordani, Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671. The Committee, which met once during this fiscal year, included Daniel H. Leever, Donald G. Ogilvie, James C. Smith, Joseph M. Silvestri, T. Quinn Spitzer, Jr. and Robert L. Ecklin.

     Directors who are employees of MacDermid received no compensation in addition to their salaries and benefits received as employees. Directors who are not employees or former employees were paid $1,000 for each meeting of the Board attended, $15,000 in options under the Stock Option Plan, $150 for each committee meeting attended not coincident with a meeting of the Board, a quarterly cash retainer of $750, and an annual retainer of $8,000, payable in shares of MacDermid Common Stock. Directors are given a choice to receive cash and/or MacDermid Common Stock portions of their compensation in the form of options to purchase MacDermid Common Stock. Going forward all directors have chosen to take all compensation in the form of MacDermid stock and options. MacDermid provided up to $50,000 group term life insurance for each outside director, for which it paid a nominal amount in premiums during this fiscal year.


                                     Item 2.

         Proposal to Approve an Amendment to the MacDermid, Incorporated
                   2001 Key Executive Performance Equity Plan

     The Board of Directors recommends that the shareholders approve an amendment to the MacDermid, Incorporated 2001 Key Executive Performance Equity Plan (the "Executive Plan"). The Board of Directors is asking shareholders to approve the amendment, for among other reasons, to preserve MacDermid's federal income tax deduction for compensation paid to its "covered employees" under
Section 162(m) of the Internal Revenue Code (the "Code"). A summary of the principal features of, and material changes to, the Executive Plan is provided below, but the summary is qualified in its entirety by reference to the full text of the Executive Plan, which was filed electronically with the Securities and Exchange Commission with MacDermid's proxy statement for the Annual Meeting held on July 25, 2001, and the amendment to the Executive Plan, which is being filed with this proxy statement and is attached hereto as Appendix B.

     On May 21, 2001, the Board of Directors adopted the Executive Plan, which was approved by the shareholders at the Annual Meeting held on July 25, 2001. The Executive Plan, as amended, is a performance-based plan which provides for the ability to grant to directors, officers and other key employees of MacDermid and its subsidiaries options to purchase Common Stock under the terms and conditions of the Executive Plan. The Executive Plan closely aligns the incentive compensation of MacDermid's directors, officers and key employees to the interests of MacDermid's shareholders, since the amount of incentive compensation received by such individuals under the Executive Plan is based upon both (i) MacDermid's earnings performance and (ii) MacDermid's share price relative to other specialty chemical companies. On February 26, 2002, the Board of Directors adopted amendments to the Executive Plan, primarily to clarify those persons eligible to participate in the Executive Plan and to amend certain provisions of the Plan relating to the vesting of options granted under the Executive Plan. Currently, there are six (6) directors and seventy-five (75) executives and other key employees world-wide who are eligible to receive option grants under the Executive Plan. On February 28, 2002, the closing price of MacDermid Common Stock on the New York Stock Exchange was $20.75 per share.

Material  Changes  in  the  Amendment


     As  described  above,  the  amendment  to  the  Executive  Plan  will:

- Include a limitation on the maximum number of options that may be granted to any single employee in any one year;
- Permit vesting on a pro-rated basis, in the case of an optionee terminated by MacDermid without Cause, as defined in the amendment, but limit the multiplier applicable to such award to a number equal to one or less and shorten the exercise period to 90 days after such termination;
- Clarify eligibility to participate in the Executive Plan and the definition of Owners Earnings;
- Provide that, in the case of normal retirement options will continue to vest according to their terms for the four year vesting period, instead of vesting immediately upon retirement; and
- Provide for accelerated vesting in the event of a Change of Control (as defined in the Executive Plan, as amended).

Administration

     The Executive Plan is administered by a committee of not fewer than two members of the Board of Directors (the "Committee"), each of whom must be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code. The Committee may adopt such rules and regulations as it may deem desirable for administration of the Executive Plan.

Shares  Available;  Awards

     Under the Executive Plan, options may be granted to purchase an aggregate amount of up to three million (3,000,000) shares of Common Stock. Such shares may be treasury shares or may be authorized and unissued shares. As of February 28, 2002, 1,674,500 shares remain available for grants of awards under the Executive Plan. Under the Executive Plan, key employees, as designated by the Committee, officers and directors are eligible to receive awards, provided that in no event shall any individual be granted options during any single calendar year to acquire more than 1 million shares of Common Stock. The option exercise price will be the fair market value of MacDermid's Common Stock at the time the option is granted, adjusted annually based upon the comparative performance of the S&P Specialty Chemicals Index or another index chosen by the Committee. Options will normally vest at the end of four (4) years after the date of grant in an amount equal to the amount of the initial grant, multiplied by an option multiple or fraction determined by the Committee. The option multiple or fraction will be based upon the cumulative percentage growth in Owner Earnings (as defined below) during the four year vesting period. Owner Earnings is a measure of free cash flow generated by the business and equals the net cash flow generated from operations, less the net capital expenditures incurred by MacDermid during the corresponding period.

     The period for exercising an option (the "Exercise Period") will begin on the date the option vests, which will generally be four (4) years after the date of grant, and will end ten (10) years after the date of grant. Unless specifically determined otherwise by the Committee, the Exercise Period will automatically terminate ninety (90) days after the optionee ceases to be employed by MacDermid on a full-time basis for any reason, other than retirement at normal retirement age (or as otherwise determined by the Committee). Full payment for shares purchased, together with the amount of any tax or excise due in respect of the sale and issuance thereof, will be paid at the time of exercise of an option.

     In the event that an optionee retires from MacDermid upon normal retirement at or after the age of sixty (60) (or as otherwise determined by the Committee), during the four year vesting period, the optionee will be deemed (solely for vesting purposes under this plan) to have remained employed by MacDermid from the date of such retirement or termination until the end of the four year vesting period. At such time, in the case of a retiree, the Exercise Period will commence, and will end ten (10) years after the date of grant. In the case of an optionee terminated by MacDermid without Cause, the Exercise Period will commence upon vesting on the date of such termination and will automatically terminate ninety (90) days later. Regardless of the multiplier formula determined by the Committee, in no event will the multiplier applicable in the case of a optionee terminated without Cause exceed one (1), and the options will vest only in a pro-rated manner, with 25% of such options vesting for each year lapsed between the grant date and the date of termination without cause.

     In the event of a Reorganization (as defined below) or a Change of Control (as defined in the Executive Plan, as amended), all options then outstanding and unvested shall immediately vest and become exercisable.

Transferability

     Unless specifically determined otherwise by the Committee, options granted under the Executive Plan are not assignable or transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974 or the rules thereunder.

Amendment,  Suspension  or  Termination

     The Board may amend, suspend or terminate the Executive Plan or any portion thereof at any time provided that (a) no such action will be taken which impairs the rights of any participant under any outstanding option without such participant's consent and (b) no amendment will be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement.

Adjustments  of  Awards

     In the event that MacDermid's outstanding shares of Common Stock are increased or decreased as the result of a stock dividend, stock split, recapitalization or other similar event, the number of shares available for issuance under the Executive Plan may be adjusted to the extent the Committee deems appropriate to preserve the rights of the participants.

     In addition, if MacDermid reclassifies or exchanges outstanding shares of Common Stock, consolidates or merges with or into another corporation or otherwise recapitalizes or reorganizes (other than with a subsidiary controlled by MacDermid) or sells or conveys to another corporation all or substantially all of MacDermid's assets (each a "Reorganization"), the Committee will have the right to substitute in any previously granted options the same or similar kind and amount of securities and/or property which the participant would have been able to acquire if the participant had exercised such option immediately before the first of such Reorganizations and continued to hold such securities and property which came to that participant as a result of that and subsequent Reorganizations, less all securities and property to be surrendered in connection with such Reorganization.

Federal  Income  Tax  Consequences

     Non-qualified Options. A person who is granted a non-qualified option under the Executive Plan will not have taxable income on the date of grant unless the option has a readily ascertainable fair market value at that time. Generally, there is no such readily ascertainable fair market value for these options. The holder of a non-qualified option granted under the Executive Plan that does not have taxable income on the date of grant will be deemed to have received compensation income on the date of exercise equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. The optionee's basis in such shares will be increased by the amount which is deemed compensation income. For the year in which such an option is exercised, MacDermid will be entitled to a deduction equal to the amount the optionee is required to include in his or her income as compensation, provided MacDermid satisfies its reporting requirements. When the optionee disposes of such shares, he or she will recognize capital gain or loss in an amount equal to the difference between the amount realized on disposition and the basis in the shares (as increased by the amount of compensation income previously realized by the optionee). Any capital gain on an optionee's disposition of shares that are held for more than 12 months will be subject to federal tax at a maximum long-term capital gain rate of 20%. Any capital gain on an optionee's disposition of shares held for 12 months or less will be subject to tax at ordinary rates.

     Incentive Stock Options. As in the case of a non-qualified option, the optionee recognizes no taxable income upon the grant of an incentive stock option. Unlike a non-qualified option, however, the optionee will not recognize compensation income upon the exercise of an incentive stock option, and no corresponding expense deduction will be available to MacDermid. Generally, if an optionee holds shares acquired upon the exercise of an incentive stock option until the later of (i) two years from the grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a subsequent sale of the shares will be treated as long-term capital gain subject to tax at a maximum long-term capital gain rate of 20%. The federal income tax effect on the holder of incentive stock options is to defer, until the purchased shares are sold, taxation of any increase in the shares' value from the time of grant to the time of exercise.
If the optionee sells shares acquired upon the exercise of an incentive stock option prior to the expiration of the Statutory Holding Period, he or she will recognize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the date of sale less the option price. Subject to Section 162(m) of the Code, MacDermid will be entitled to a corresponding expense deduction. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as short-term capital gain, and taxed at ordinary rates.
     For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a non-qualified stock option. Thus, in the year of option exercise, an optionee generally must include in his or her alternative minimum taxable income the difference between the option exercise price and the fair market value of the shares on the date of exercise. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year. The amount of adjusted net alternative minimum tax paid in any taxable year is available as a credit against regular tax in future years.

     Compensation Deduction. Section 162(m) of the Code provides a $1 million limit for deductions of MacDermid with respect to the compensation of its Chief Executive Officer and four other most highly compensated executive officers. Stock options (whether non-qualified stock options or incentive stock options treated as non-qualified stock options by reason of the disposition of the underlying incentive stock prior to the end of the Statutory Holding Period) will be excluded from this limitation provided that the exercise price of the option is equal to the fair market value of MacDermid's shares subject to the option on the date of grant, and certain other requirements relating to the composition of the Compensation Committee and shareholder approval of the Executive Plan, are met.

     The foregoing discussion does not take into account any changes in the Code or the regulations thereunder which may occur after the date of this Proxy Statement, and is only a summary of the material Federal income tax consequences of option awards and exercises under the Executive Plan; it is not intended to be all inclusive or to constitute tax advice, and does not cover possible foreign, state or local tax consequences. Each participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Executive Plan.

Future  Awards

     The amount of the awards to be granted in the future to current or future participating directors and executive officers will be decided at the time they are granted and cannot be determined at this time. Actual amounts will depend on a number of factors, including an individual's potential contribution to the business, compensation practices at the time, retention issues and MacDermid's stock price. MacDermid believes that, had the amendment been in effect in fiscal 2001, the amount of awards under the Executive Plan would not have been materially different.

Vote  Required

     Approval of the amendment to the Executive Plan will require the affirmative vote of the holders of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the amendment to the Executive Plan. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the amendment to the Executive Plan and will have no effect on the vote.

     The Board of Directors unanimously recommends a vote "For" approval and adoption of the amendment to the Executive Plan.



                                     ITEM 3.
                         RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

     The independent public accountants for MacDermid for this fiscal year were KPMG LLP ("KPMG"), which firm had been selected to be MacDermid's auditors for next fiscal year by the Board of Directors, subject to the ratification of the shareholders. At the Meeting, a representative of KPMG will have the opportunity to make a statement if he or she wishes to do so and will be available to answer any appropriate questions that may be asked by shareholders.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy statement relating to the 2003 annual meeting must comply in all respects with the rules and regulations of the Securities and Exchange Commission and be received at MacDermid's principal executive offices at 245 Freight Street, Waterbury, Connecticut 06702-0671 no later than July 31, 2002. Such proposals should be addressed to the attention of John L. Cordani, Secretary.


                                  MISCELLANEOUS

     The Board of Directors knows of no matters other than those referenced in the Notice of Annual Meeting which are to be brought before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with their best judgment.

It is important that proxies be returned prior to the Meeting. Shareholders are urged to sign and date the enclosed Proxy and promptly return it in the enclosed envelope.


March  22,  2002                    JOHN  L.  CORDANI
                              Secretary



     MacDermid, Incorporated will provide without charge, to any shareholder, upon written request, a copy of its Annual Report on Form 10-K to the Securities and Exchange Commission for the fiscal year ended December 31, 2001. Such request should be directed to John L. Cordani, Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671.


APPENDIX  A

     MACDERMID,  INCORPORATED
     AUDIT  COMMITTEE  CHARTER


Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


Statement  of  Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In doing so, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In  carrying  out  these  responsibilities,  the  audit  committee  will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Review, on a periodic basis, all relationships between the independent auditors and the corporation in order to determine whether any such relationship has a likelihood of compromising the auditor's independence and take action to ensure that independence is maintained.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the appropriate standards.

- Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

- Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review sufficiency of accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.


                                   APPENDIX B
                            MACDERMID, INCORPORATED
                 2001 KEY EXECUTIVE  PERFORMANCE EQUITY PLAN
                              Dated  May  21,  2001





1.  Purposes.
    --------

     The purposes of the MacDermid, Incorporated 2001 Key Executive Performance Equity Plan (the "Plan") are (i) to enable MacDermid, Incorporated and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") to grant to its key employees, officers,
                                                                   -----------
and directors the means to acquire a proprietary interest in the Company, in order that such persons will have additional long term financial incentives to contribute to the Company's growth and profitability; (ii) to enhance the ability of the Company to attract and retain in its employ and service individuals of outstanding ability upon whom the success of the Company will depend; and (iii) to align the interests of the Company's directors, officers,
                                                                     -----------
and  key  employees  with  those  of  its  shareholders.

2.  Administration.
    --------------

     The Plan shall be administered by a committee of not fewer than two members of the Board of Directors (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Each member of the Committee shall be a
"disinterested  person" "Non-Employee  Director"  within  the  meaning  of  Rule
                        -----------------------
16b-3(b) under the Securities Exchange Act of 1934, as amended (the "Act") and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee may adopt such rules and regulations as it may deem necessary or advisable for the administration of the Plan, provided however that the Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act or any successor provision.

3.  Grant  of  Awards.
    -----------------

     Subject to the terms and provisions of the Plan, options to purchase shares of Common Stock of the Company shall be granted on behalf of the Company by, and at the discretion of, the Committee. Subject to the terms of the Plan, the Committee may place restrictions on options granted, as the Committee deems appropriate. The Committee, from time to time within the limits of the Plan, shall determine the persons to whom options are to be granted, the number of shares to be optioned, the manner in which the option price shall be payable and other conditions and limitations applicable to the exercise of the options. Options granted under the Plan may be either incentive stock options, within the meaning of Section 422 of the Code, or non-qualified stock options. Each option granted under the Plan shall be designated by the Committee at the time the option is granted as either an incentive stock option or a non-qualified stock option, provided, however, that in no event shall any individual be granted
        ------------------------------------------------------------------------
options during any single calendar year to acquire more than 1 million shares of
--------------------------------------------------------------------------------
Common  Stock  of  the  Company.
--------------------------------

4.  Shares  Subject  to  the  Plan.
    ------------------------------

     Subject to adjustment as provided herein, an aggregate of three million (3,000,000) shares of the Common Stock of the Company (the "Common Stock"), shall be available for issuance pursuant to options granted under the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury. All shares subject to options that shall have terminated or shall have been forfeited in whole or in part or canceled for any reason (other than by surrender for cancellation upon any exercise of all or part of such options) shall be available for issuance pursuant to options granted subsequently under the Plan.

5.  Participants.
    ------------

     Key  employees, as designated by the Committee, and officers, and directors
                                                        ---------  ---
of the Company shall be eligible to receive options and thereby become participants in the Plan. Receipt of an option shall in no way be deemed to constitute a contract or promise of continued employment by the Company or appointment to the Board.

6.  Option  Price.
    -------------

     The price per share at which Common Stock may be purchased upon exercise of an option under the Plan shall be the fair market value of such shares at the time the option is granted, adjusted annually on such date as determined by the Committee, based upon the S&P Specialty Chemicals Index, or such other index as determined by the Committee. For purposes of the Plan, "fair market value" shall mean the average closing price of the Company's Common Stock on the final five
(5)  trading  days  preceeding  the  date  of  grant.

7.  Right  to  Exercise.
    -------------------
     Except as otherwise provided in Section 11 and 12 of this Plan, subject to the Company attaining Owner Earnings targets established by the Committee, options granted under the Plan will first become exercisable by the grantee, or "vest," at the end of four (4) year period commencing on the date of grant. The amount of vested options shall be determined by multiplying the amount of options specified in the option grant by a multiplier based upon the Company's cumulative Owner Earnings growth during the four (4) year vesting period. The specific multiplier formula and applicable Owner Earnings targets shall be determined by the Committee for each grant. For purposes of this Plan, "Owner Earnings" shall mean the net cash flow generated from operations of the Company, less net capital expenditures during the corresponding period, plus or minus the increase or decrease in cash during such period, or such other calculation as determined by the Committee. Options shall also vest immediately upon normal retirement at or after the age of sixty (60).

"Except as otherwise provided in Sections 11 and 12 of this Plan, subject to the
--------------------------------------------------------------------------------
Company  attaining  Owner Earnings targets established by the Committee, options
--------------------------------------------------------------------------------
granted  under the Plan will first become exercisable by the grantee, or 'vest,'
--------------------------------------------------------------------------------
at the end of the four (4) year period commencing on the date of grant, provided
--------------------------------------------------------------------------------
that  in  the  case of employees the grantee remains in the continuous employ of
--------------------------------------------------------------------------------
the  Company  from  the  date  of  grant to the end of the four (4) year vesting
--------------------------------------------------------------------------------
period.  Notwithstanding the foregoing, in the event that a grantee retires from
--------------------------------------------------------------------------------
the  employ  of  the Company upon normal retirement at or after the age of sixty
--------------------------------------------------------------------------------
(60),  (or  as otherwise determined by the Committee),  during the four (4) year
--------------------------------------------------------------------------------
vesting  period,  the  grantee  shall  be  deemed,  solely  for  purposes of the
--------------------------------------------------------------------------------
foregoing sentence and the second sentence of Section 8 hereof, to have remained
--------------------------------------------------------------------------------
in  the  continuous  employ of the Company on a full time basis from the date of
--------------------------------------------------------------------------------
such  retirement  until  the  end of the four (4) year vesting period.  Provided
--------------------------------------------------------------------------------
further that if a grantee is terminated without Cause (as defined herein) during
--------------------------------------------------------------------------------
the  four  (4)  year  vesting period then the options shall vest, in a pro-rated
--------------------------------------------------------------------------------
manner,  on the date of termination without Cause and the grantee must exercise,
--------------------------------------------------------------------------------
if  at  all,  such  vested options only within ninety (90) days from the date of
--------------------------------------------------------------------------------
termination  without  Cause.  The  amount  of  vested options shall generally be
--------------------------------------------------------------------------------
determined by multiplying the amount of options specified in the option grant by
--------------------------------------------------------------------------------
a  multiplier  based  upon the Company's cumulative Owner Earnings growth during
--------------------------------------------------------------------------------
the  four  (4)  year  vesting  period.  The  specific  multiplier  formula  and
-------------------------------------------------------------------------------
applicable  Owner  Earnings target shall be determined by the Committee for each
--------------------------------------------------------------------------------
grant,  provided, however, that, regardless of the multiplier formula determined
--------------------------------------------------------------------------------
by  the  Committee, in no event shall the multiplier applicable in the case of a
--------------------------------------------------------------------------------
grantee  whose  employment is terminated by the Company without Cause exceed the
--------------------------------------------------------------------------------
number  one  (1).  In  the  case  of  a  grantee whose employment was terminated
--------------------------------------------------------------------------------
without  Cause  during  the four (4) year vesting period, options will vest on a
--------------------------------------------------------------------------------
prorated  basis,  with  25%  of the options vesting for each year from the grant
--------------------------------------------------------------------------------
date  to  the date of termination without Cause.  For purposes of this Plan, (a)
--------------------------------------------------------------------------------
'Owner  Earnings'  shall mean the net cash flow generated from operations of the
--------------------------------------------------------------------------------
Company,  less net capital expenditures during the corresponding period, or such
--------------------------------------------------------------------------------
other  calculation  as  determined  by the Committee, and (b) a grantee shall be
--------------------------------------------------------------------------------
deemed  to have been terminated by the Company without Cause in the event of any
--------------------------------------------------------------------------------
involuntary  termination  by the Company other than a termination for any one or
--------------------------------------------------------------------------------
more  of  the  following  reasons:
----------------------------------


(i)     the  grantee  is convicted of or pleads guilty or nolo contendere to any
---     ------------------------------------------------------------------------
crime  constituting  a felony (other than an offense related to the operation of
--------------------------------------------------------------------------------
an  automobile  that  results  only in a fine or other non-custodial penalty) or
--------------------------------------------------------------------------------
involving  dishonesty  or  moral  turpitude;
-------------------------------------------
(ii)     the grantee engages in any activity that amounts to negligence and that
----     -----------------------------------------------------------------------
significantly  and  adversely  affects the business affairs or reputation of the
--------------------------------------------------------------------------------
Company;
--------
(iii)     the  grantee  willfully fails to perform his or her duties or performs
-----     ----------------------------------------------------------------------
such  duties  in  a  grossly  negligent  manner,  which  failure  or performance
--------------------------------------------------------------------------------
continues  for  twenty  (20)  days  after written notice from the Company to the
--------------------------------------------------------------------------------
grantee  specifying  such  failure  or  performance;
----------------------------------------------------
(iv)     the  grantee  violates the Company's standard policies, or violates the
----     -----------------------------------------------------------------------
law,  and  such  violation creates a substantial liability (actual or potential)
--------------------------------------------------------------------------------
for  the  Company.
-----------------

8.  Exercise  Period.
    ----------------

     Subject to Section 12, the period for exercising an option (the "Exercise Period") shall begin on the later of (i) the date such option vests, as determined in accordance with this Plan, and (ii) the date of approval of the Plan by the Company's shareholders, and shall end ten (10) years after the date of grant. Notwithstanding the foregoing, unless specifically determined otherwise by the Committee, the Exercise Period shall automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason other than normal retirement at or after the attainment of age sixty (60) (or as otherwise determined by the Committee).

9.  Payment  for  Shares  and  Related  Matters.
    -------------------------------------------

     Full payment for shares purchased pursuant to the exercise of an option granted under this Plan, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be paid at the time of such exercise and shall be made in cash or by certified or bank cashier's check or, in the discretion of the Committee, in whole or in part by delivery of shares of Common Stock of the Company having a fair market value at the date of such delivery (determined in a manner approved by the Committee) of not less than the amount for which payment is being made by delivery of the shares. The Company shall issue no certificates for shares until (a) full payment therefor has been made and (b) the participant purchasing such shares provides for payment to (or withholding by) the Company of all amounts required under then applicable provisions of the Code and state and local tax laws to be withheld with respect to such purchase, and a participant shall have none of the rights of a stockholder until certificates for the shares purchased are issued to him or her.

10.  Nontransferability.
     ------------------

     Unless specifically determined otherwise by the Committee, no option shall be assignable or transferable by a participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Each option shall be exercisable during the lifetime of a participant only by such participant, except that, if permissible under applicable law, an option may also be exercised by the guardian or legal representative of a participant.

11.  Effect  of  Changes  in  Common  Stock.
     --------------------------------------

     In the event that the outstanding shares of Common Stock of the Company are increased or decreased as a result of a stock dividend, stock split, recapitalization or other means having the same effect, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding option, and the exercise price of any option outstanding under the Plan, shall be adjusted as the Committee shall deem appropriate, in its sole discretion, to preserve unimpaired the rights of the participants. All determinations made by the Committee hereunder shall be conclusive and binding upon the participants.

12.  Effect  of  Reorganizations  or  Change  of  Control.
     ----------------------------------------------------
                                      -------------------

     In case of any one or more reclassifications, changes or exchanges of outstanding shares of Common Stock (other than as provided in Section 11) or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, changes or exchanges of outstanding shares of Common Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," the Committee shall have the right to substitute in any previously granted options, the same or similar kind and
                                                             ----------
amount  of  securities and and/or property which any participant would then have
                           ------
if such participant had exercised such option immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same, the adjustment rights in Section 11 and this Section being continuing and cumulative. In any such event, such options may be exercised or converted, to the extent permitted by their terms, prior to or simultaneously with the consummation of such Reorganization. In connection with any a Reorganization or
                                                             -                --
in the event of a change of control (as hereinafter defined), all of the options
------------------------------------------------------------
granted under the Plan and then outstanding shall become fully exercisable notwithstanding any provision of the Plan or the applicable option agreement(s) to the contrary. In such event, the amount of Owner Earnings assumed for option vesting purposes shall be the maximum Owner Earnings targets then in effect under the Plan. The Committee, in its discretion, shall determine the appropriate index to establish the exercise price for such options, and shall consider the potential economic loss to participants in making such determination  to preserve the rights of the participants.  For purposes of this
                                                            --------------------
Plan,  a  "Change  of  Control" means (i) the acquisition by any person or group
--------------------------------------------------------------------------------
(within  the meaning of Section 13 (d)(3) or 14(d)(2) of the Act), except for an
--------------------------------------------------------------------------------
employee  benefit plan sponsored by the Company, of beneficial ownership (within
--------------------------------------------------------------------------------
the  meaning of Rule 13d-3 promulgated under the Act) of  50% or more of (A) the
--------------------------------------------------------------------------------
outstanding  shares  of  Common Stock of the Company, or (B) the combined voting
--------------------------------------------------------------------------------
power of the then outstanding voting securities of the Company that are entitled
--------------------------------------------------------------------------------
to  vote  generally  in the election of directors, or (ii) individuals who as of
--------------------------------------------------------------------------------
January  1,  2002  are  members  of  the  Board  (or  directors whose subsequent
--------------------------------------------------------------------------------
nomination  or  election  was  approved by a vote of at least a majority of such
--------------------------------------------------------------------------------
incumbents,  but  excluding  any  individual  whose initial assumption of office
--------------------------------------------------------------------------------
occurs  as  a  result  of  an  actual  or  threatened solicitation of proxies or
--------------------------------------------------------------------------------
consents  other  than by the Board to which Regulation 14A promulgated under the
--------------------------------------------------------------------------------
Act  applies,  or other actual or threatened solicitation of proxies or consents
--------------------------------------------------------------------------------
other  than  by  the Board) cease for any reason to constitute a majority of the
--------------------------------------------------------------------------------
Board.
------

13.  Effective  Date  of  Plan.
     -------------------------

          Subject to the approval of the shareholders of the Company, the Plan shall be effective on May 21, 2001. Prior to such approval, options may be granted under the Plan expressly subject to such approval. In the event that the shareholders do not approve the Plan within twelve months after its adoption, then the Plan and each option, if any, granted thereunder, shall be null and void.
14.  Amendment  and  Termination;  Modification.
     ------------------------------------------

          The Board by resolution at any time may amend, suspend or terminate the Plan, provided that (i) no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent, and (ii) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Act, or any successor provision. The Committee may substitute new options for, or modify the terms of, options previously granted to participants, including, without limitation, previously granted options having higher exercise prices, provided that no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent.

15.  Section  16  Exemption.
     ----------------------

          The Committee shall take all reasonable measures to qualify for the exemption provided by Rule 16b-3 of the Act, the grant and exercise of options to acquire Common Stock by the Plan participants who are subject to
     Section 16 of the Act. The Committee and the Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

16.  Interpretation.
     --------------

          The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be made in the Committee's sole discretion and shall be final, conclusive and binding upon the Company and upon all participants, their heirs and legal representatives. Any rule or regulation adopted by the Committee (whether under the authority of this Section or Section 2 above) shall remain in full force and effect unless and until altered, amended or repealed by the Committee.

                                        Appendix  C

                                  FORM OF PROXY
                                      Front



PROXY               MACDERMID,  INCORPORATED         PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          Annual Meeting of Shareholders - May 1, 2002 at 2:00 P.M.,EDT at the Mattatuck Museum, 144 West Main Street, Waterbury, Connecticut

     The undersigned hereby constitutes and appoints DANIEL H. LEEVER, attorney and proxy to act on behalf of the undersigned at said meeting and at any adjournment thereof (the "Meeting"), with authority to vote on the following matters all shares of stock which the undersigned would be entitled to vote at the Meeting if personally present as directed on the reverse side hereof with respect to the items set forth in the accompanying Proxy Statement and in his discretion upon such other matters as may properly come before the Meeting.

   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY VOTING INSTRUCTION CARD IN THE
                               ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                                     Reverse


      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

A  vote  FOR  items  1  through  4  is  recommended  by  the Board of Directors.

1.  Election  of  Directors
Nominees:  Daniel  H.  Leever,  Donald  G.  Ogilvie,  James  C. Smith, Joseph M.
Silvestri,  T.  Quinn  Spitzer  and  Robert  L.  Ecklin.

               FOR  WITHHOLD  FOR  ALL  (Except  Nominee(s)
               [  ]    [  ]     [  ]    written  below)

2. Approval of the Amendments to the 2001 Key Executive Performance Equity Plan.

               FOR   AGAINST  ABSTAIN
               [  ]     [  ]      [  ]


3. Ratification of the appointment of KPMG L.L.P. as Independent Accountants for the fiscal year ended December 31, 2002.

               FOR   AGAINST  ABSTAIN
               [  ]     [  ]      [  ]

4. In their discretion, upon any other matters as may properly come before the meeting.

               AUTHORITY   AUTHORITY     ABSTAIN
               GRANTED       WITHHELD
               [  ]          [  ]            [  ]


This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted FOR the above matters.


     Dated:____________________,2002
Signature(s)_____________________________
            _____________________________
            NOTE:Please  sign  exactly  as  name
            appears  hereon.  For  joint  accounts
            both  owners  should  sign.  When
            signing  as  executor,  administrator,
            attorney,  trustee,  guardian,
            corporate officer, etc., please give your full title.


[Space is provided for a mailing label containing the shareholder's name, address, account number, CUSIP number, sequence number and number of shares.]